CADRE LIQUID ASSET FUND - MONEY MARKET SERIES
CADRE RESERVE FUND - U.S. GOVERNMENT SERIES
CADRE RESERVE FUND - MONEY MARKET SERIES
SWEEPCASH U.S. GOVERNMENT MONEY MARKET FUND
SWEEPCASH MONEY MARKET FUND

SERIES OF CADRE INSTITUTIONAL INVESTORS TRUST

Supplement to Prospectuses dated January 31, 2006.

The information below amends certain information in the prospectuses of: Cadre Liquid Asset Fund - Money Market Series, Cadre Reserve Fund - U.S. Government Series, Cadre Reserve Fund - Money Market Series, Sweepcash U.S. Government Money Market Fund, and Sweepcash Money Market Fund (collectively, the "Funds") regarding the purchase and redemption of shares of the Funds:

      Effective immediately, all written requests and inquiries relating to purchases and redemptions of shares of the Funds should be sent to:

                          CIIT
                          c/o PFM Asset Management LLC
                          P.O. Box 11760
                          Harrisburg, PA  17108-1760

The information below amends certain information in the prospectuses of Cadre Liquid Asset Fund - Money Market Series and Cadre Reserve Fund - Money Market Series (collectively, the "Money Market Series") regarding the investment policies of the Money Market Series:

      Effective immediately, bank obligations purchased by the Money Market Series may include certificates of deposit ("CDs") and fixed time deposits.


The date of this Supplement is January 4, 2007.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.